SGC 100 YEARS
SUPERIOR GROUP OF COMPANIES | ESTABLISHED 1920

# Investor PRESENTATION

August 8, 2022


Success is 10% inspiration and 90% pancakes.
IHOP

Healthcare Apparel | Branded Products | Contact Centers

# SAFE-HARBOR STATEMENT

This presentation may contain forward-looking statements about Superior Group of Companies within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," "project," "potential", "plan", "think", or "outlook", or the negative of these words or other variations on these words or comparable terminology identify such forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to the following: the effect of the COVID-19 crisis on the U.S. and global markets, our business, operations, customers, suppliers and employees; general economic conditions in the areas of the United States in which the Company's customers are located; changes in the market where uniforms are worn, where promotional products are sold and where call center services are used; the impact of competition; the Company's ability to successfully integrate operations following consummation of acquisitions and the availability of manufacturing materials as well as the risks and uncertainties disclosed in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. All subsequent written or oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this presentation. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events, except as may be required under applicable law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.



SGC
SUPERIOR GROUP OF COMPANIES

# 3 DIVERSIFIED BUSINESSES

Offering a compelling portfolio of companies that help others enhance their brands

## HEALTHCARE APPAREL



Healthcare apparel provider for over 100 years

Healthcare apparel, including retail scrubs brands, industrial laundry scrubs, lab coats, patient apparel and specialty products sold through all channels



## BRANDED PRODUCTS



We are the fastest growing and one of the top ten largest branded products distributors in the US


Same-day
Grocery
Delivery.



## CONTACT CENTERS



Nearshore contact center provider serving small- and mid-sized businesses in many industries

Performs inbound and outbound contact services




CLEAR

# INVESTMENT HIGHLIGHTS

- Completed reorganization has created three diversified business platforms with a combined TAM of $130.9B
- Proven history of value creation
- Highly fragmented industries ripe for consolidation and taking organic market share
- Fully aligned and experienced management team
- Recent technology investments provides meaningful opportunity to expand margins and cash flow in the coming years

# SUCCESSFUL BUSINESS MODEL WITH DIVERSIFIED REVENUE MIX

SGC SUPERIOR GROUP OF COMPANIES

## REVENUE MIX: THEN AND NOW



2016
$177.4M
$60.8M
$252.6
$14.4M(1)
2021
$340.5M
$139.3M
$537.0
$57.2M(1)
16.3%
CAGR(3)

## EBITDA BY DIVISION



2021
$35.5M
$20.1M
$51.5(2)
$15.4M
15.1%
CAGR(3)

Branded Products | Healthcare Apparel | Contact Centers

(1) Net of Intersegment sales; (2) 2021 EBITDA total included $19.5M of corporate overhead not allocated to Segments; (3) 2016 - 2021 CAGR

SGC
SUPERIOR GROUP OF COMPANIES

# HEALTHCARE APPAREL

## WonderWink®

| | | | | | |
|---|---|---|---|---|---|
| SLATE | THRIVE | RENEW | MOTO | AERO | PRO |
| W123 | WONDERFLEX | LAB COATS | LAYERS | WONDERWORK | ORIGINS |



## Fashion Seal Healthcare®

WORKLON | INDY | FASHIONBLEND | FASHIONPOPLIN | SIMPLYSOFT





## carhartt

| | | | |
|---|---|---|---|
| FORCE | RUGGED FLEX | RUGGED FLEX RIPSTOP | CROSS-FLEX |
| LIBERTY | RIPSTOP | SUB-SCRUBS | |





# HEALTHCARE APPAREL



SGC
SUPERIOR GROUP OF COMPANIES

- Positional to grow market share via wide range of recognized brands
- SGC is the only company serving all channels of Healthcare Apparel

**$4.1B*** TAM in the US (Larger Internationally)

**~6.6%** SGC Market Share
~$270M estimated retail (~139M wholesale)

MARKET SHARE

**18.1%** 5 YEAR REVENUE CAGR THROUGH 2021

2021 EBITDA margin of **14.5%**

**SALES CHANNELS**
RETAIL, OMNICHANNEL, E-COMMERCE RETAILERS, SPECIALTY, INTERNATIONAL, DISTRIBUTORS, LAUNDRIES

**2M** caregivers wear our brands every day to work

**COMPETITIVE LANDSCAPE**

| FIGS | Careismatic Brands | kindthread | STANDARD TEXTILE | BARCO | MEDLINE |
|---|---|---|---|---|---|
| Public (D2C) $420M 2021 net revenue | Private Equity est. $800M 2021 | Private Equity est. $240M 2021 | Privately Held est. $1.5B 2021 | Privately Held est. $70M 2021 | Privately Held est. $20.2B 2021 (est $70M Healthcare Apparel) |

*Estimated Retail Dollars. SGC healthcare apparel revenue is recorded in wholesale dollars and has been estimated at retail value for this market share calculation.


SGC
SUPERIOR GROUP OF COMPANIES

# MULTIPLE DISTRIBUTION CHANNELS FOR HEALTHCARE APPAREL

Largest channel partners in the US, Canada and in more than 31 countries around the world, including:

## SERVING HEALTHCARE PROFESSIONALS THROUGH INDUSTRY LEADING PARTNERS

| | | | |
|---|---|---|---|
| Atwoods | UniFirst | Alsco | amazon |
| Unitex | SanMar | Banner Health | scrubs & beyond |
| Cintas | Life Care Centers of America | Uniform Outlet | Northwestern Medicine |
| Target | Zappos.com | DaVita | NYC Health + Hospitals |
| Fleet Farm | Barnes & Noble College | Mark's | VCA Animal Hospitals |

SGC
SUPERIOR GROUP OF COMPANIES

# BRANDED PRODUCTS


Tim Hortons
Sephora
new balance
amazon
I ♥ BOX WINE
VIRTUAL
LOWE'S


GRUBHUB
GRUBHUB

SGC
SUPERIOR GROUP OF COMPANIES

# BRANDED PRODUCTS

Highly fragmented market offers the opportunity to provide SGC's branded merchandise, apparel, accessories and operational services to support large national programs

**$25.8B**
TAM in the US

**~1.3%**
SGC Market Share
~$340.4M
(Based on 2021 Sales)

**13.9%**
5 YEAR REVENUE CAGR
THROUGH 2021

2021 EBITDA margin of
**10.4%**

**5+Million**
Americans wear our branded uniforms to work every day

Unique, customized branded products

TOP QUALITY

## COMPETITIVE LANDSCAPE

| | | | | |
|---|---|---|---|---|
| 4imprint | HALO | Geiger | TWINHILL | LANDS' END |
| Staples Promotional Products | hhglobal | PROforma | affinity | BARCO |

**25,000+**
We are the 9th largest of more than 25,000 branded products distributors in the US(1).

(1) Source: PPAI


SGC

# SERVING THE FORTUNE 500 WITH BRANDED PRODUCTS

| WE SERVICE THE WORLD'S LARGEST BRANDS | | | | |
|---|---|---|---|---|
| CVS pharmacy | Advance Auto Parts | Uber Eats | amazon | Walmart |
| Applebee's | AT&T | TACO BELL | Chevron | Publix |
| O'Reilly AUTO PARTS | Coca-Cola | COSTCO WHOLESALE | WAFFLE HOUSE | Northwestern Medicine |
| DIAGEO | DOORDASH | DUNKIN' | enterprise | m&m's |
| GRUBHUB | spirit | hulu | IHOP | NIKE |
| IN-N-OUT BURGER | instacart | Kroger | jetBlue | LOWE'S |

# SGC
SUPERIOR GROUP OF COMPANIES

# CONTACT CENTERS

## WHERE WE OPERATE

Illuminate Awards

**NEARSHORE COMPANY OF THE YEAR**

Employers For Youth (El Salvador)

**BEST PLACE TO WORK**
*Call Center Industry - #1*

**BEST PLACE TO WORK**
*All Industries - #3*

Lawyer International Legal 100

**BEST BUSINESS PROCESS OUTSOURCING PROVIDER**

Latin America News

**BEST GLOBAL CALL CENTER AND BUSINESS PROCESS OUTSOURCING PROVIDER**


EL SALVADOR (2)
BELIZE (3)
FLORIDA
JAMAICA (2)
DOMINICAN REPUBLIC
(OPENING Q3 2022)





# CONTACT CENTERS

Recognized leader in providing nearshore Call Center management to small and mid-sized and often first-time outsourcer accounts

Large and growing market

**$101B**

TAM in the US

(Larger Internationally)

~0.1%

SGC Market Share



**31.8%**

5 YEAR REVENUE CAGR

THROUGH 2021

Attractive EBITDA Margin (2021)

**23.9%**

**117%**

NET REVENUE RETENTION

Nearshore is a rapidly growing market as companies look for protection against an expensive and tight US labor market

## COMPETITIVE LANDSCAPE

| | THEOFFICEGURUS CALL CENTER SOLUTIONS Contact Centers | Competitor[2] Average |
|---|---|---|
| '21 Growth Rate[1] | 54% | 18%[2] |
| '21 EBITDA Margin | 24% | 19%[2] |

(1) TOG Contact Centers 2021 external revenue vs 2020 external revenue. (2) EXL, Genpact, Ibex, Sykes, TaskUs, Teleperformance, Telus International, TLEC, WNS.


SGC
SUPERIOR GROUP OF COMPANIES

# PROVIDING CALL CENTER SERVICES TO MULTIPLE CUSTOMERS CHANNELS

| WE SERVICE THE WIDELY UNDERSERVED SMALLER CLIENT MARKET | | |
|---|---|---|
| FULL SAIL UNIVERSITY | VISTRA | Elevate |
| energy harbor | LOWE'S | MORGAN & MORGAN |
| sunnova™ | vacasa | SiriusXM Satellite Radio |
| 7 ELEVEN | AUTHORITY BRANDS | ADVANCED DERMATOLOGY and Cosmetic Surgery |
| BRILLIANT EARTH® | CHOICE Home Warranty | Western Dental® & Orthodontics |

# OVERVIEW

SGC
SUPERIOR GROUP OF COMPANIES



## DELIVERED SUSTAINED ANNUALIZED GROWTH OF 18.2% SINCE 2012 WITH 12.5% ORGANIC CAGR AND 5.7% FROM ACQUISITIONS



$500M
$400M
$300M
$200M
$100M
$0
$3.5
$55.0
$61.0
$5.7
$58.2
$87.6
$8.0
$57.5
$130.7
$12.0
$61.5
$136.8
$14.5
$60.7
$177.4
$19.3
$65.0
$182.5
$27.4
$102.5
$216.5
$31.6
$117.5
$227.6
$37.2
$157.5
$332.0
$57.2
$139.3
$340.5
2012
$119.5 Total
2013
$151.5 Total
2014
$196.2 Total
2015
$210.3 Total
2016
$252.6 Total
2017
$266.8 Total
2018
$346.4 Total
2019
$376.7 Total
2020
$526.7 Total
2021
$537.0 Total
Branded Products
Healthcare Apparel
Contact Centers



# COMPELLING FUTURE GROWTH OPPORTUNITIES ORGANIC AND EXTERNAL

End markets are expanding, but remain fragmented

## INCREASING MARKET SHARE

EACH BUSINESS SEGMENT HAS SIGNIFICANT GROWTH OPPORTUNITY WITHIN THE SEGMENT TAM

## LEVERAGING PRIOR TECHNOLOGY INVESTMENTS

ROBOTICS, SOFTWARE PLATFORMS AND DC EXPANSIONS COMPLETED THROUGH 2022 WILL SUPPORT SGC'S FUTURE GROWTH PLANS

## INTERNATIONAL EXPANSION

WE CURRENTLY HAVE LIMITED BUSINESS OUTSIDE THE US AND CANADA WITH GROWTH OPPORTUNITIES WORLDWIDE

TARGETING REVENUES OF **$1B** IN THE COMING YEARS

OPPORTUNITY TO EXPAND MARGINS IN THE COMING YEARS BY **400** BASIS POINTS


SGC
Superior
UNIFORM GROUP

# LEVERAGING TECHNOLOGY TO DRIVE EFFICIENCY

Recent investments to increase operating efficiency and improve customer experience

## INVESTMENT IN TECHNOLOGY

- Robotics - Dallas robotic systems implementation completed Q1 2021
- $17M+ investment in Arkansas warehouse robotics (live May 2022)
- 400+ Upgraded E-commerce sites for our customers
- New technology in forecasting
- New AI payables technology
- Product Lifecycle Management (CID, FSH, HPI)
- 3D design tools
- Updated and modernized embroidery equipment
- Implemented new Warehouse Management System (WMS) in satellite warehouses
- Enhanced inventory management processes utilizing SAP MRP
- Increased productivity using new data mass change tools
- New raw materials planning processes (Q4 2022)
- Dashboard reporting using data marts and Power bi


SGC
technicolor
Poland 3PL DC

# OTHER INTERESTING POINTS

- Successfully hired in 2022 key executives in Finance, Divisional Leadership, Supply Chain and Distribution to support future growth
- Poland - ability to ship factory direct to Poland 3PL, and then direct from Poland to EU
- Active role in manufacturing with redundant manufacturing strategy
- Significant operating presence in 10 countries (2 duty free, 1 CAFTA) with Healthcare uniform manufacturing primarily in countries duty free into US
- 30 quality assurance tests in 2 company owned labs (US and China) to comply with safety protocols and to ensure durability and performance specifications are met
- Expanded lower cost, near-shore production capabilities
- Back office support primarily in India, China, Vietnam and Central America

# FINANCIAL HIGHLIGHTS

SGC
SUPERIOR GROUP OF COMPANIES

# BRANDED PRODUCTS, HEALTHCARE APPAREL AND CONTACT CENTER SALES

Full Year Comparisons Between 2020 and 2021



BRANDED PRODUCTS (in millions)
PPE
CORE PRODUCTS
$111.1
$220.9
$30.6
$309.9
FY 2020
$332.0 Total
FY 2021
$340.5 Total
HEALTHCARE APPAREL (in millions)
PPE
CORE PRODUCTS
$20.0
$137.5
$8.0
$131.3
FY 2020
$157.5 Total
FY 2021
$139.3 Total
CONTACT CENTERS (in millions)
CORE PRODUCTS
$37.2
$57.2
FY 2020
$37.2 Total
FY 2021
$57.2 Total
TOTAL (in millions)
PPE
CORE PRODUCTS
$131.1
$395.6
$38.6
$498.4
FY 2020
$526.7 Total
FY 2021
$537.0 Total

# DELIVERING CONSISTENT REVENUE GROWTH

SGC
SUPERIOR GROUP OF COMPANIES


NET SALES (In Millions)
$600
$500
$400
$300
$200
$100
$0
16.3% CAGR
$252.6
$266.8
$346.4
$376.7
$526.7
$537.0
$271.6
$291.5
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
SIX MONTHS ENDED JUNE 30, 2021
SIX MONTHS ENDED JUNE 30, 2022

# STEADY INCREASE IN PROFITABILITY

SGC
SUPERIOR GROUP OF COMPANIES



Adjusted EBITDA (In Millions)
$70
$60
$50
$40
$30
$20
$10
$0
70%
60%
50%
40%
30%
20%
10%
0%
15.1% CAGR
$25.5
10.1%
$31.2
11.7%
$32.5
9.4%
$28.0
7.4%
$61.6
11.7%
$51.5
9.6%
$30.7
11.3%
$14.8
5.1%
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
SIX MONTHS ENDED JUNE 30, 2021
SIX MONTHS ENDED JUNE 30, 2022
EBITDA (In Millions)
EBITDA (% of Sales)

See Non-GAAP Reconciliation of EBITDA on Slide 33

# IMPROVED SHAREHOLDER RETURNS

SGC
SUPERIOR GROUP OF COMPANIES



Adjusted Diluted Earnings Per Share
$2.80
$2.40
$2.00
$1.60
$1.20
$0.80
$0.40
$0
17.0% CAGR
$0.98
$0.99
$1.10
$0.79
$2.65
$2.15
$1.33
$0.40
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
SIX MONTHS ENDED JUNE 30, 2021
SIX MONTHS ENDED JUNE 30, 2022

See page 32 for a reconciliation of reported-to-adjusted results, including a description of the significant items

# DEBT REDUCTION

Reduction in Leverage Ratio

SGC
SUPERIOR GROUP OF COMPANIES


Debt to EBITDA Ratios*
1.5X
1.5X
3.0X
4.0X
1.4X
2.0X
1.7X
3.3X
As of 12/31/16
As of 12/31/17
As of 12/31/18
As of 12/31/19
As of 12/31/20
As of 12/31/21
TTM 06/30/21
TTM 06/30/22

*Based upon Credit Agreement definitions

# CAPITAL ALLOCATION STRATEGY

Aligned to Strategic Growth

SGC
SUPERIOR GROUP OF COMPANIES

## CAPITAL ALLOCATION PRIORITIES

**INVESTMENTS TO SUPPORT ORGANIC GROWTH**

- Expand low-cost production capabilities

**DIVIDEND**

- Paid a dividend since 1977

**DEBT REDUCTION**

**STRATEGIC ACQUISITIONS**

## DRIVERS

**EBITDA**

- Sales growth via market share expansion
- Margin growth via production effectiveness
- Operating cost efficiencies via centralized services

**CORE WORKING CAPITAL IMPROVEMENT**

- Reduction to inventories
- Reduction to SG&A expenses
- Continued improvement to gross margin
- Improvement to operating efficiency at company managed manufacturing facilities allowing higher percentage of manufacturing capacity from these lowest cost facilities

**INVESTMENTS IN ORGANIZATIONAL INFRASTRUCTURE**

# CORPORATE SOCIAL RESPONSIBILITY

SGC
SUPERIOR GROUP OF COMPANIES

Pandemic Response - Provided Substantial Support to Our Employees

## PHYSICAL

- Work From Home
- Providing PPE
- Elevated Sanitation & Safety Measures
- Telemedicine co-pay fee waived
- COVID-19 Vaccine Incentives

## EMOTIONAL

- Additional PTO, including rollover to 2022
- PTO extension to support DC/warehouse workers
- Access to free sessions with mental health professionals
- Frequent CEO and management communications

## FINANCIAL

- Bonuses for hourly workers and temporary wage increases for DC/ warehouse workers
- Company subsidized disability coverage

## COVID-19 VACCINATION & TESTING

- Actively encouraged employees and dependents to get vaccinated
- Covered cost of vaccine for all employees and dependents
- Offered wellness incentive cash gift cards with proof of vaccination
- Provided more than 1,000 COVID-19 test kits to employees and their dependents at no charge

**490**
Employees rewarded for proof of COVID-19 vaccination

**$33,900**
In gift cards distributed to employees as COVID-19 vaccination wellness incentive rewards

**1,000+**
COVID-19 test kits provided to employees

# CORPORATE SOCIAL RESPONSIBILITY

SGC
SUPERIOR GROUP OF COMPANIES

## PERCENTAGES OF SUPPLIERS SCREENED USING SOCIAL CRITERIA FOR SGC'S UNIFORM SEGMENT



100%
80%
60%
40%
20%
92.5%
92%
82.8%
93%
2018
2019
2020
2021

## DIVERSITY & INCLUSION

### COMPANY HEADCOUNT

Global increase in headcount in 2021



2020
2021
2021 INCREASE
32.5%
4,648
6,159

### EMPLOYEE TENURE



20 + YEARS 126
11-20 YEARS 174
3-10 YEARS 1,399
0-3 YEARS 4,460

### GLOBAL WORKFORCE

Gender Breakdown*



49%
FEMALE
2,705
51%
MALE
2,767

### US WORKFORCE

Gender Breakdown



59%
FEMALE
580
41%
MALE
401

### BOARD OF DIRECTORS DIVERSITY



FEMALE 1 1 2 2 2
MALE 5 6 6 5 5
NON MINORITY 6 7 7 6 6
MINORITY 0 0 1 1 1
2017 2018 2019 2020 2021

## COMMUNITY RELATIONS

### 2021 TOTAL CHARITABLE CONTRIBUTIONS



**80+**

Charitable organizations receiving cash contributions from SGC and its divisions

**$168,000+**

Cash contributions

### CLINICAL APPAREL DONATIONS

**10**

Nonprofit organizations supported in the U.S. and Haiti

**132,638**

Units of apparel

**$2.6M+**

Worth of clothing donated

* For the period from January 1 – June 30, 2021, representative of 89% of SGC's total global headcount as of December 31, 2021.


SGC
CLEAR

# INVESTMENT HIGHLIGHTS

- Completed reorganization has created three diversified business platforms with a combined TAM of $130.9B
- Proven history of value creation
- Highly fragmented industries ripe for consolidation and taking organic market share
- Fully aligned and experienced management team
- Recent technology investments providing meaningful opportunity to expand margins and cash flow in the coming years



Rose Benstock

# OVER 100 YEARS OF EXCELLENCE

## Celebrating a Century of Success

We leverage world-class design, manufacturing and global distribution to create extraordinary brand experiences through custom uniform programs, engaging promotional merchandise and innovative BPO solutions.



Rose Benstock
Fashion Seal Uniforms
Business Expansion
WORKLON
Worklon
Imagewear
Automation
SAP
SAP
BAMKO
Branding Solutions
Centennial Anniversary
Gifts By Design
Guardian Products
1920
1940
1960
1980
2000
2020
2022
1930
1950
1970
1990
2010
2021
World War II
Manufacturing Expansion
IPO
Globalization
Superior Uniform Group
The Office Gurus
HPI
HPI
CID
CID RESOURCES
COVID-19
Sutter's Mill
SUTTER'S MILL

SGC
SUPERIOR GROUP OF COMPANIES

# APPENDIX

SGC
SUPERIOR GROUP OF COMPANIES

# NON-GAAP FINANCIAL MEASURES – REPORTED TO ADJUSTED RESULTS

SGC
SUPERIOR GROUP OF COMPANIES

| $ in Thousands, Except Share and Par Value Data | FY 2021 | SIX MONTHS ENDED JUNE 30, 2021 | SIX MONTHS ENDED JUNE 30, 2022 |
|---|---|---|---|
| **Net Income (Loss)** | $29,440 | $16,855 | ($21,445) |
| **Adjustment for Items:** | | | |
| Goodwill Impairment Charge | $ - | $ - | $24,458 |
| Intangible Assets Impairment Charge | $ - | $ - | $5,581 |
| Pension Plan Termination Charge | $7,821 | $6,945 | $ - |
| Tax Impact of Adjustment | ($2,636) | ($2,410) | ($2,040) |
| **Adjusted Net Income[1]** | $34,625 | $21,390 | $6,554 |
| **Diluted Net Income (Loss) Per Share** | $1.83 | $1.05 | ($1.37) |
| **Adjustment for Items, After-Tax, Per Diluted Share** | $0.32 | $0.28 | $1.77 |
| **Diluted Adjusted Net Income Per Share[1]** | $2.15 | $1.33 | $0.40 |
| **Weighted Average Shares Outstanding During the Period:** | | | |
| Diluted, As Reported | 16,091,070 | 16,039,605 | 15,705,646 |
| Diluted, As Adjusted[2] | 16,091,070 | 16,039,605 | 16,194,351 |

(1) Adjusted net income and diluted adjusted net income per share, which are non-GAAP measures, are defined as net income and net income per share, excluding the impacts of impairment and pension plan termination charges. Management believes adjusted net income and diluted adjusted net income per share provides useful information to investors because it allows management, investors and others to evaluate and compare our operating results from period to period by removing the impact of impairment and pension plan termination charges that are not reflective of our core business. (2) Diluted weighted average shares outstanding used to calculate diluted adjusted net income per share includes shares of common stock of 488,705 for the six months ended June 30, 2022. These shares were excluded from diluted weighted average shares outstanding used to calculate diluted net income (loss) per share, as the Company recognized a net loss their inclusion would have been antidilutive.

# NON-GAAP RECONCILIATION

SGC
SUPERIOR GROUP OF COMPANIES

| $ in Thousands | FY 2016 | FY 2017 | FY 2018 | FY 2019 | FY 2020 | FY 2021 | SIX MONTHS ENDED JUNE 30, 2021 | SIX MONTHS ENDED JUNE 30, 2022 |
|---|---|---|---|---|---|---|---|---|
| Net Income (Loss) | $14,638 | $15,022 | $16,975 | $12,066 | $41,026 | $27,918 | $16,855 | ($21,445) |
| Interest Expense | $688 | $802 | $3,207 | $4,399 | $2,003 | $1,220 | $605 | $882 |
| Income Tax Expense (Benefit) | $5,260 | $9,760 | $4,420 | $3,220 | $10,430 | $5,209 | $1,910 | ($801) |
| Depreciation & Amortization | $4,935 | $5,653 | $7,906 | $8,272 | $8,132 | $9,291 | $4,430 | $6,103 |
| Pension Plan Termination Charge | $ - | $ - | $ - | $ - | $ - | $7,821 | $6,945 | $ - |
| Goodwill & Tradename Impairment | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $30,039 |
| EBITDA | $25,521 | $31,237 | $32,508 | $27,957 | $61,591 | $51,459 | $30,745 | $14,778 |

In addition to the Company's presentation of its financial position and results of operations in conformity with accounting principles generally accepted in the United Sates ("GAAP"), the Company has also presented EBITDA, which is an operating measure not determined in accordance with GAAP. The Company defines EBITDA as net income excluding interest expense, income tax expense, and depreciation and amortization expense. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company's core operating results from period to period by removing the impact of the Company's capital structure (interest expense from outstanding debt), tax consequences, asset base (depreciation and amortization) and the non-cash charges from the termination of the Company's pension plans and the goodwill and tradename impairment. The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to net income (loss), cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company's results of operations. The Company's EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

# For Additional Information

Attendees and other viewers of this presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1993 and the Securities Exchange Act of 1934.

Copies of these filings may be obtained, without charge, by directing a request to:

www.sec.gov

or

investors@superiorgroupofcompanies.com

**www.SuperiorGroupofCompanies.com**